UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 14, 2013

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue, Boston, Massachusetts	02111
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

As previously announced in June 2012, the Board of Directors of Iron Mountain Incorporated (the “Company”) unanimously approved a plan (the “Conversion Plan”) for the Company to pursue conversion to a real estate investment trust (“REIT”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The Company is in the process of implementing the Conversion Plan, pursuant to which the Company would elect REIT status no earlier than its taxable year beginning January 1, 2014.

As part of the Conversion Plan, the Company submitted requests for private letter rulings relating to its conversion to a REIT (collectively, “PLRs” and each a “PLR”) to the U.S. Internal Revenue Service (the “IRS”). The PLR requests have multiple components, and the Company’s conversion to a REIT will require favorable rulings from the IRS on a number of technical tax issues, including the characterization of the Company’s racking structures as real estate (the “Racking Structure Request”).

In June 2013, the Company disclosed that it had been informed by the IRS that the IRS had convened an internal working group to study the legal standards the IRS uses to define “real estate” for purposes of the REIT provisions of the Code and what changes or refinements, if any, should be made to those legal standards. The Company also disclosed that it believed that the IRS was unlikely to provide a definitive response to the Company’s pending PLR requests, including the Racking Structure Request, until the working group concluded its study.

On November 14, 2013, the IRS informed the Company that the IRS will resume issuing rulings regarding the definition of “real estate” for purposes of the REIT provisions of the Code.  The Company believes that the IRS is continuing to evaluate the Company’s PLR requests, including the Racking Structure Request.  At this time, the Company is not able to predict when the IRS will provide definitive responses to the Racking Structure Request or any additional outstanding PLR requests, and the Company does not intend to provide additional interim updates with respect to any of the specific Company PLR requests or, generally, the Company’s progression through the IRS’s PLR process.

The Company continues to move forward with other aspects of the Conversion Plan, including legal restructuring initiatives, the implementation of enterprise reporting system upgrades and testing of REIT-critical systems. The Company continues to work on the Conversion Plan to ensure readiness to elect REIT status beginning January 1, 2014; however, the Company can provide no assurance that it will be able to elect REIT status as of January 1, 2014, or at all.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Current Report”) contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. The forward looking statements are subject to various known and unknown risks, uncertainties and other factors. When the Company uses words such as “believes,” “expects,” “anticipates,” “estimates,” “plans” or similar expressions, the Company is making forward looking statements. Although the Company believes that its forward-looking statements are based on reasonable assumptions, its expected results may not be achieved, and actual results may differ materially from its expectations. For example:

•                  This Current Report states that the Company plans to pursue conversion to a REIT. In fact, as previously disclosed, there are significant implementation and operational complexities to address before the Company can convert to a REIT, including obtaining favorable PLRs from the IRS, completing internal reorganizations and modifying accounting, information technology and real estate systems, receiving stockholder approvals, and making required stockholder payouts. The Company can provide no assurance when conversion to a REIT will be complete, if at all. In addition, REIT qualification involves the application of highly technical and complex provisions of the Code to the Company’s operations as well as various factual determinations concerning matters and circumstances not entirely within the Company’s control. Although, beginning in 2014 and thereafter, the Company plans to operate in a manner consistent with the REIT qualification rules, the Company cannot give assurance that it will so qualify or remain so qualified if the Company converts to a REIT. Further, under the Code, no more than 25% of the value of the assets of a REIT may be represented by securities of one or more taxable REIT subsidiaries and other nonqualifying assets. This limitation may affect the Company’s ability to make large investments in other non-REIT qualifying operations or assets. As such, compliance with REIT tests may hinder the Company’s ability to make certain attractive investments, including the purchase of significant nonqualifying assets and the material expansion of non-real estate activities.

•                  This Current Report focuses on the status of the Racking Structure Request. In fact, as noted in this Current Report, the Company’s PLR requests seek rulings on a number of other technical tax issues that the IRS has not yet ruled on. The Company can provide no assurance that the IRS will ultimately provide the Company with a favorable PLR on the Racking Structure Request or on the Company’s other PLR requests, or that any favorable PLR will be received in a timely manner for the Company to convert successfully to a REIT as of January 1, 2014. In particular, while the Company has been informed that the IRS will resume issuing rulings regarding the definition of “real estate” for purposes of the REIT provisions of the Code, the Company does not know whether any refinements or modifications have been made to the legal standards utilized by the IRS to define “real estate” for purposes of the REIT provisions of the Code or what the effect of any refined or modified legal standards would be on the Company. Further, changes in legislation or the federal tax rules or applicable legal standards can adversely impact the Company’s ability to convert to a REIT or the benefits of being a REIT.

•                  This Current Report states that the Company plans to elect to qualify and be taxed as a REIT no earlier than the taxable year beginning January 1, 2014. In fact, the Company does not know when, if at all, it will elect to qualify and be taxed as a REIT, and it may not do so. Further, as described in other of the Company’s filings with the Securities and Exchange Commission (the “SEC”), many conditions must be met in order to complete the conversion to a REIT, and the timing and outcome of many of these are beyond the Company’s control.

You should not rely upon forward-looking statements except as statements of the Company’s present intentions and of the Company’s present expectations, which may or may not occur. You should read these cautionary statements as being applicable to all forward-looking statements wherever they appear. Except as required by law, the Company undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures the Company has made in this document as well as the Company’s other filings with the SEC, including the sections “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements”, as applicable, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 1, 2013 and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2013 and September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Ernest W. Cloutier
Name:	Ernest W. Cloutier
Title:	Executive Vice President and General Counsel

Date: November 14, 2013